UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2020 (June 8, 2020)

CHINA FOODS HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-32522	84-1735478
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 3102, Everbright Center,

108 Gloucester Road

Wanchai, Hong Kong

(Address of principal executive offices)

+ (852) 3618-8608

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common	CFOO	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2020, CHINA FOODS HOLDINGS LTD. (“we”, “us” or the “Company”), executed a Share Exchange Agreement (“the “Share Exchange Agreement”) with Elite Creation Group Limited, a private limited company organized under the laws of British Virgin Islands (“ECGL”), and shareholders holding 100% of the issued and outstanding securities of EGCL (collectively, the “EGCL Shareholders”). Pursuant to the Share Exchange Agreement, we purchased 50,000 ordinary shares of EGCL (the “EGCL Shares”), representing 100% of the issued and outstanding ordinary shares of EGCL. As consideration, we agreed to issue to the EGCL Shareholders 15,000,000 shares of our common stock, at a value of US $0.32 per share, for an aggregate value of US$4,800,000 (the “Shares”). The parties are entitled to terminate the Share Exchange Agreement if closing has not occurred on or prior to September 30, 2020. The consummation of the transactions contemplated in the Share Exchange Agreement is subject to normal and customary conditions precedent including, without limitation, satisfactory due diligence of ECGL by the Company. It is our understanding that the ECGL Shareholders are not U.S. Persons within the meaning of Regulations S. Accordingly, the Shares will be sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation S promulgated thereunder. The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the Share Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description of Exhibit
10.1	Share Exchange Agreement, dated June 8, 2020, by and between China Foods Holdings Limited, Elite Creation Group Limited and certain shareholders of Elite Creation Group Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Foods Holdings Limited
Dated: June 8, 2020

	By:	/s/ Xian Jun KONG
Xian Jun KONG
Chief Executive Officer, Chief Financial Officer and Director